Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
         (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
         Code), the undersigned officer of Chadmoore Wireless Group, Inc. (the "Company"), in his capacity and as of the date set forth below, does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "10-KSB Report") that to his knowledge:

         (1) The 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and net assets in liquidation of the Company.




April 11, 2005

/s/ Robert W. Moore

Robert W. Moore, Chief Executive Officer



         This certification accompanies the annual report on Form 10-KSB to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Chadmoore Wireless, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the annual report on Form 10-KSB), irrespective of any general incorporation language contained in such filing.



         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.